UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 9, 2012

SANDRIDGE ENERGY, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-33784	20-8084793
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

123 Robert S. Kerr Avenue Oklahoma City, Oklahoma		73102
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, including Area Code: (405) 429-5500

Not Applicable.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

As previously reported, on February 1, 2012, SandRidge Energy, Inc. (“SandRidge”) and Dynamic Offshore Holding, LP (the “Seller”) entered into an Equity Purchase Agreement (the “Equity Purchase Agreement”), pursuant to which SandRidge will acquire 100% of the outstanding equity interests of Dynamic Offshore Resources, LLC, a Delaware limited liability company and wholly owned subsidiary of the Seller (“Dynamic”). The Equity Purchase Agreement provides that, at the closing, SandRidge will pay to the Seller 73,961,554 shares of SandRidge common stock and $681,828,337 in cash. Consummation of the transaction is subject to customary conditions, including the absence of any material adverse effect relating to Dynamic. The transaction is expected to close during the quarter ended June 30, 2012.

SandRidge is filing this Current Report on Form 8-K to provide certain financial information with respect to Dynamic and to give effect to SandRidge’s acquisition of Dynamic as if the transaction had occurred at an earlier date. Dynamic’s audited historical financial statements for the three years ended December 31, 2011, as well as audited historical financial statements for the two years ended December 31, 2010 of certain oil and natural gas interests in the Gulf of Mexico (the “XTO Properties”) that Dynamic acquired during 2011 from Exxon Mobil Corporation, and Dynamic’s unaudited pro forma condensed statement of operations for the year ended December 31, 2011 showing the effects of Dynamic’s acquisition of the XTO Properties are filed as Exhibit 99.1 to this Current Report on Form 8-K. Certain SandRidge pro forma financial information giving effect to the acquisition of Dynamic and certain other SandRidge and Dynamic transactions as if the transactions had occurred at an earlier date is filed as Exhibit 99.2 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits:

23.1	Consent of Hein & Associates LLP, independent public accounting firm for Dynamic.

99.1	Audited Consolidated Balance Sheets as of December 31, 2011 and 2010 and Audited Statements of Operations, Cash Flows and Owners’ Equity for the years ended December 31, 2011, 2010 and 2009 of Dynamic Offshore Resources, LLC and the notes related thereto; Unaudited Pro Forma Condensed Statement of Operations for the year ended December 31, 2011 of Dynamic Offshore Resources, LLC and the notes related thereto; and Audited Statements of Revenues and Direct Operating Expenses for the years ended December 31, 2010 and 2009 of XTO Acquisition Properties, and the notes related thereto.

99.2	Unaudited Pro Forma Condensed Combined Financial Information. Unaudited Pro Forma Condensed Combined Balance Sheet as of December 31, 2011, Unaudited Pro Forma Condensed Combined Statement of Operations for the year ended December 31, 2011 and the related notes showing the pro forma effects of the Dynamic acquisition.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SANDRIDGE ENERGY, INC. (Registrant)

Date: April 9, 2012	By:	/s/ James D. Bennett
James D. Bennett
Executive Vice President and Chief Financial Officer

Exhibit Index

No.	Description

23.1	Consent of Hein & Associates LLP, independent public accounting firm for Dynamic.

99.1	Audited Consolidated Balance Sheets as of December 31, 2011 and 2010 and Audited Statements of Operations, Cash Flows and Owners’ Equity for the years ended December 31, 2011, 2010 and 2009 of Dynamic Offshore Resources, LLC and the notes related thereto; Unaudited Pro Forma Condensed Statement of Operations for the year ended December 31, 2011 of Dynamic Offshore Resources, LLC and the notes related thereto; and Audited Statements of Revenues and Direct Operating Expenses for the years ended December 31, 2010 and 2009 of XTO Acquisition Properties, and the notes related thereto.

99.2	Unaudited Pro Forma Condensed Combined Financial Information. Unaudited Pro Forma Condensed Combined Balance Sheet as of December 31, 2011, Unaudited Pro Forma Condensed Combined Statement of Operations for the year ended December 31, 2011 and the related notes showing the pro forma effects of the Dynamic acquisition.